UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 28, 2007
FBL Financial Group, Inc.
(Exact name of registrant as specified in its charter)

Iowa	1-11917	42-1411715

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5400 University Avenue, West Des Moines, Iowa	50266

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (515) 225-5400
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
On March 28, 2007, FBL Financial Group, Inc. intends to hold an investor conference in New York, New York, during which FBL management will discuss FBL’s strategy and future direction. A copy of the presentation materials is filed as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits
Exhibit 99.1 Investor conference presentation materials

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
FBL Financial Group, Inc.
(Registrant)
Date March 28, 2007

/s/ James P. Brannen
James P. Brannen
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	Investor conference presentation materials